UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 24, 2011

WESCO FINANCIAL CORPORATION

(Exact name of Registrant as Specified in its Charter)

DELAWARE	1-4720	95-2109453
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 East Colorado Boulevard, Suite 300, Pasadena, California 91101-1901

(Address of Principal Executives Offices)

(Zip Code)

626/585-6700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On June 24, 2011, pursuant to the Agreement and Plan of Merger, dated as of February 4, 2011, by and among Berkshire Hathaway Inc., a Delaware corporation (“Berkshire”), Montana Acquisitions, LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of Berkshire (“Merger Sub”), and Wesco Financial Corporation, a Delaware corporation (“Wesco”), as amended by the Amendment to Agreement and Plan of Merger, dated as of April 15, 2011 (the “Merger Agreement”), Wesco merged with and into Merger Sub (the “Merger”), with Merger Sub surviving as a wholly owned subsidiary of Berkshire. Upon consummation of the Merger, Merger Sub changed its name to “Wesco Financial, LLC”.

Pursuant to the terms of the Merger Agreement, upon completion of the Merger, each share of Wesco’s common stock, par value $1.00 per share (“Wesco common stock”), that is not owned by Berkshire or its subsidiaries was converted into the right to receive an amount, either in cash or Berkshire Class B common stock, par value $0.0033 per share (“Berkshire Class B common stock”), at the election of the shareholder, equal to $385.00, calculated in accordance with the Merger Agreement. The exchange ratio in the Merger is 5.0611, so that, for one share of Wesco common stock that is exchanged for Berkshire Class B common stock, a Wesco shareholder would receive five shares of Berkshire Class B common stock and the remainder payable as cash in lieu of a fractional share.

The foregoing description of the Merger Agreement and related transactions does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of the Merger Agreement, which is included as Annex A-1 and Annex A-2 in Wesco’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (“SEC”) on May 18, 2011, and which is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 24, 2011, in connection with the completion of the Merger, Wesco informed the NYSE Amex of the Merger and requested that trading in Wesco common stock be suspended prior to market open the next business day and that the Wesco common stock be withdrawn from listing on the NYSE Amex prior to market open on June 27, 2011. The NYSE Amex will file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25, thereby commencing the process of delisting and deregistering Wesco common stock. Wesco expects its common stock to be delisted prior to market open on June 27, 2011. Wesco intends to file a Form 15 to suspend its reporting obligations under Section 13(a) and 15(d) of the Exchange Act as soon as practicable.

Item 3.03.	Material Modifications to Rights of Security Holders.

Upon completion of the Merger, each share of Wesco common stock (other than shares owned by Berkshire or its subsidiaries) was converted into the right to receive, at the election of the shareholder, cash or Berkshire Class B common stock, as further described above in Item 2.01. The information set forth in Item 2.01 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01.	Changes in Control of the Registrant.

A change in control with respect to Wesco occurred on June 24, 2011 when Wesco merged with and into Merger Sub, with Merger Sub continuing as the surviving entity. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Upon completion of the Merger on June 24, 2011, in accordance with the Merger Agreement, the officers of Merger Sub at the time immediately before the Merger remained the officers of the surviving entity after the Merger. Accordingly, Charles T. Munger ceased serving as Chief Executive Officer and President of Wesco, Jeffrey L. Jacobson ceased serving as Vice President and Chief Financial Officer of Wesco and Robert E. Sahm ceased serving as a Vice President of Wesco, and Charles T. Munger and Marc D. Hamburg continued serving as President and Vice President, respectively, of the surviving entity. Since the surviving entity is a limited liability company, there is no board of directors.

Item 5.03.	Amendment of Articles of Incorporation or Bylaws; Change in Fiscal Year.

Upon completion of the Merger, the Certificate of Formation of Merger Sub, as amended by the Certificate of Merger filed with the Delaware Secretary of State on June 24, 2011, became the Certificate of Formation of Wesco. The amended version of the Certificate of Formation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Amended and Restated Limited Liability Company Operating Agreement (the “Operating Agreement”) of Wesco, adopted by BCS Holdings, LLC as the sole member of Wesco, became effective as of June 24, 2011. The Operating Agreement completely amended and restated that certain Limited Liability Company Operating Agreement of Montana Acquisitions, LLC, effective as of February 3, 2011. The Operating Agreement is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the special meeting of Wesco shareholders on June 24, 2011, the Wesco shareholders voted on a proposal to adopt the Merger Agreement. There were holders of 6,664,222 shares of Wesco common stock present at the special meeting in person or by proxy, thereby constituting a quorum. Each share of Wesco common stock represented one vote. The proposal was approved by the following vote:

Votes For	Votes Against	Abstentions
6,646,404	14,774	3,044

In addition, the Merger Agreement was adopted by the holders of 64.17% of the outstanding shares of Wesco common stock (excluding shares owned by Berkshire and its affiliates and any shares beneficially owned by Cascade Investment LLC, Robert E. Denham, Peter D. Kaufman or Robert E. Sahm).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

2.1	Agreement and Plan of Merger, by and among Berkshire Hathaway Inc., Montana Acquisitions, LLC, and Wesco Financial Corporation, dated as of February 4, 2011, and amended by the Amendment to Agreement and Plan of Merger, dated as of April 15, 2011 (included as Annex A-1 and Annex A-2 to Wesco’s Definitive Proxy Statement on Schedule 14A filed with the SEC on May 18, 2011 and incorporated herein by reference)

3.1	Certificate of Formation of Wesco Financial, LLC, as amended by the Certificate of Merger of Wesco Financial Corporation into Montana Acquisitions, LLC, filed with the Delaware Secretary of State on June 24, 2011

3.2	Amended and Restated Limited Liability Company Operating Agreement of Wesco Financial, LLC, effective as of June 24, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO FINANCIAL CORPORATION

Date: June 24, 2011	By:	/s/ Jeffrey L. Jacobson
	Name:	Jeffrey L. Jacobson
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

2.1	Agreement and Plan of Merger, by and among Berkshire Hathaway Inc., Montana Acquisitions, LLC, and Wesco Financial Corporation, dated as of February 4, 2011, and amended by the Amendment to Agreement and Plan of Merger, dated as of April 15, 2011 (included as Annex A-1 and Annex A-2 to Wesco’s Definitive Proxy Statement on Schedule 14A filed with the SEC on May 18, 2011 and incorporated herein by reference)

3.1	Certificate of Formation of Wesco Financial, LLC, as amended by the Certificate of Merger of Wesco Financial Corporation into Montana Acquisitions, LLC, filed with the Delaware Secretary of State on June 24, 2011

3.2	Amended and Restated Limited Liability Company Operating Agreement of Wesco Financial, LLC, effective as of June 24, 2011